Exhibit 99.1
The Navigators Group, Inc.
CORPORATE NEWS
Navigators Reports Fourth Quarter Earnings
New York — February 17, 2011 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $17.3 million, or $1.07 per diluted share, for the three months ended December 31, 2010 compared to net income of $6.1 million, or $0.35 per diluted share, for the comparable period in 2009. Operating earnings (1) were $4.7 million, or $0.29 per diluted share for the fourth quarter of 2010 compared to $5.3 million, or $0.30 per diluted share, for the comparable period in 2009. As previously announced on January 21, 2011, during the fourth quarter of 2010 Navigators recognized $9.2 million of after-tax reinsurance reinstatement costs related to the April 2010 Deepwater Horizon loss event in the Gulf of Mexico, which reduced net written and net earned premiums by $14.2 million.
For the twelve months ended December 31, 2010, the Company reported net income of $69.6 million, or $4.24 per diluted share, compared to $63.2 million, or $3.65 per diluted share, for the comparable period in 2009. Operating earnings were $43.4 million, or $2.65 per diluted share for the twelve months ended December 31, 2010 compared to $65.2 million, or $3.76 per diluted share, for the comparable period of 2009. For the twelve months ended December 31, 2010, Navigators recognized $12.4 million of after-tax reinstatement costs related to the Deepwater Horizon loss event, which reduced net written and net earned premiums by $19.0 million.
Gross written premiums and net written premiums for the three months ended December 31, 2010 were $229.9 million and $141.8 million, respectively, a decrease of 8.7% and 12.2% from the comparable 2009 periods. Gross written premiums and net written premiums for the twelve months ended December 31, 2010 were $987.2 million and $653.9 million, respectively, a decrease of 5.5% and 6.7% from the comparable 2009 periods.
The combined loss and expense ratios for the three and twelve months ended December 31, 2010 were 106.3% and 100.7%, respectively, compared to 106.5% and 97.2% for the comparable 2009 periods. The combined loss and expense ratio for the three months ended December 31, 2010 was favorably impacted by 1.9 loss ratio points due to favorable development in prior period loss reserves. The combined loss and expense ratio for the twelve months ended December 31, 2010 was favorably impacted by 2.1 loss ratio points due to favorable development in prior period loss reserves.
Navigators’ Chief Executive Officer Stan Galanski commented: “Although we see pockets of opportunity, such as the energy sector, most of the insurance markets in which we operate continued to be challenging during the fourth quarter due to intense industry competition and the continued fragile nature of the economic recovery. Despite those factors, along with historically low investment yields and the Deepwater Horizon industry loss, Navigators maintained its strong capital position and grew book value per share 11% during 2010. The Navigators franchise has never been stronger as we improved our distribution capabilities, added new products and walked away from underperforming business. We enter 2011 cautious, but poised to capitalize as opportunities arise to extend Navigators superior record of book value per share growth.”

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX(914) 934-2355

News Release
February 17, 2011

During the three and twelve months ended December 31, 2010, the Company repurchased 35,566 and 1,264,284 shares of its common stock for an aggregate purchase price of $1.7 million and $52.0 million, respectively, pursuant to its share repurchase program. The Company did not repurchase any additional shares of its common stock between January 1, 2011 and February 16, 2011 pursuant to its share repurchase program. Approximately $41.3 million remains available under the Company’s current share repurchase program that expires on December 31, 2011.
Net investment income for the three and twelve months ended December 31, 2010 was $18.0 million and $71.7 million, respectively, which were decreases of 5.3% and 5.1% from the comparable 2009 periods. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 3.4% and 3.5% for the three and twelve months ended December 31, 2010, respectively, compared to 3.7% and 3.8% for the 2009 comparable periods. The effective tax rate on net investment income was 28.1% and 27.0% for the three and twelve months ended December 31, 2010, respectively, compared to 24.7% and 25.0% for the comparable 2009 periods.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.4 years at December 31, 2010. At December 31, 2010, net unrealized gains within our investment portfolio were $49.1 million, a decrease of $4.8 million compared to December 31, 2009. There were $19.5 million and $40.2 million of net realized gains and other-than temporary impairment losses recognized in earnings for the three and twelve months ended December 31, 2010.
Consolidated cash flow from operations for the three and twelve months ended December 31, 2010 was $4.1 million and $118.2 million, respectively, compared to $(1.3) million and $103.9 million for the comparable 2009 periods.
Stockholders’ equity was $829.4 million, or $52.68 per share, at December 31, 2010 compared to $801.5 million, or $47.58 per share, at December 31, 2009. The statutory surplus of Navigators Insurance Company was $686.9 million at December 31, 2010 compared to $645.8 million at December 31, 2009.
(1)
Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, February 18, 2011 starting at 8:30 a.m. ET to discuss the 2010 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).
To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:
http://investor.shareholder.com/navg/eventdetail.cfm?eventid=91365
The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release
February 17, 2011

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Results of Operations	2010	2009	Change	2010	2009	Change

Gross written premiums	$229,850	$251,739	-9%	$987,201	$1,044,918	-6%
Net written premiums	141,809	161,595	-12%	653,938	701,255	-7%

Revenues:
Net earned premiums	166,158	177,278	-6%	659,931	683,363	-3%
Investment income	17,998	19,003	-5%	71,662	75,512	-5%
Total other-than-temporary impairment losses	(448)	(496)	-10%	(2,222)	(29,265)	-92%
Portion of loss recognized in other comprehensive income (before tax)	273	335	-19%	1,142	17,388	-93%

Net other-than-temporary impairment losses recognized in earnings	(175)	(161)	9%	(1,080)	(11,877)	-91%
Net realized gains	19,665	1,476	1232%	41,319	9,217	348%
Other income (expense)	2,205	(21)	NM	5,143	6,665	-23%

Total revenues	205,851	197,575	4%	776,975	762,880	2%

Expenses:
Net losses and loss adjustment expenses	110,022	127,432	-14%	421,155	435,998	-3%
Commission expenses	32,935	27,330	21%	109,113	98,908	10%
Other operating expenses	35,919	34,099	5%	139,700	132,671	5%
Interest expense	2,045	2,044	0%	8,178	8,455	-3%

Total expenses	180,921	190,905	-5%	678,146	676,032	0%

Income before income taxes	24,930	6,670	274%	98,829	86,848	14%

Income tax expense	7,592	594	1178%	29,251	23,690	23%

Net income	$17,338	$6,076	185%	$69,578	$63,158	10%

Per Share Data

Net income per common share:
Basic	$1.10	$0.36	206%	$4.33	$3.73	16%
Diluted	$1.07	$0.35	207%	$4.24	$3.65	16%

Average shares outstanding:
Basic	15,751	16,955		16,065	16,935
Diluted	16,159	17,355		16,415	17,322

Underwriting Ratios
Loss Ratio	66.2%	71.9%		63.8%	63.8%
Expense Ratio	40.1%	34.6%		36.9%	33.4%

Combined Ratio	106.3%	106.5%		100.7%	97.2%

	Dec. 31,	Sept. 30,		Dec. 31,	Dec. 31,
Balance Sheet Data	2010	2010		2010	2009
Stockholders’ equity	$829,354	$854,013	-3%	$829,354	$801,519	3%
Book value per share	$52.68	$54.17	-3%	$52.68	$47.58	11%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	December 31,	December 31,
	2010	2009
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2010, $1,855,598; 2009, $1,777,983)	$1,882,245	$1,816,669
Equity securities, available-for-sale, at fair value (cost: 2010, $64,793; 2009, $47,376)	87,258	62,610
Short-term investments, at cost which approximates fair value	153,057	176,799
Cash	31,768	509

Total investments and cash	2,154,328	2,056,587

Premiums receivable	188,368	193,460
Prepaid reinsurance premiums	156,869	162,344
Reinsurance recoverable on paid losses	56,658	76,505
Reinsurance recoverable on unpaid losses and loss adjustment expenses	843,296	807,352
Deferred policy acquisition costs	55,201	56,575
Accrued investment income	15,590	17,438
Goodwill and other intangible assets	6,925	7,057
Current income tax receivable, net	1,054	4,854
Deferred income tax, net	15,141	31,222
Other assets	38,029	40,600

Total assets	$3,531,459	$3,453,994

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,985,838	$1,920,286
Unearned premiums	463,515	475,171
Reinsurance balances payable	105,904	98,555
Senior notes	114,138	114,010
Accounts payable and other liabilities	32,710	44,453

Total liabilities	2,702,105	2,652,475

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,274,440 shares for 2010 and 17,212,814 shares for 2009	1,728	1,721
Additional paid-in capital	312,588	304,505
Retained earnings	539,512	469,934
Treasury stock, at cost (1,532,273 shares for 2010 and 366,330 shares for 2009)	(64,935)	(18,296)
Accumulated other comprehensive income	40,461	43,655

Total stockholders’ equity	829,354	801,519

Total liabilities and stockholders’ equity	$3,531,459	$3,453,994

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

	Three Months			Twelve Months
Gross Written Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$50,925	$53,986	-6%	$223,061	$241,438	-8%
Property Casualty	70,157	80,158	-12%	312,651	352,285	-11%
Professional Liability	32,601	35,264	-8%	129,793	137,053	-5%

	153,683	169,408	-9%	665,505	730,776	-9%
Lloyd’s Operations:
Marine	48,965	51,703	-5%	182,723	191,959	-5%
Property Casualty	18,031	19,093	-6%	94,799	78,151	21%
Professional Liability	9,171	11,535	-20%	44,174	44,032	0%

	76,167	82,331	-7%	321,696	314,142	2%

Total	$229,850	$251,739	-9%	$987,201	$1,044,918	-6%

	Three Months			Twelve Months
Net Written Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$27,357	$38,242	-28%	$151,059	$171,289	-12%
Property Casualty	41,171	43,987	-6%	197,845	227,234	-13%
Professional Liability	20,170	19,970	1%	80,451	79,150	2%

	88,698	102,199	-13%	429,355	477,673	-10%
Lloyd’s Operations:
Marine	38,135	42,286	-10%	149,340	156,153	-4%
Property Casualty	11,000	11,316	-3%	54,049	45,097	20%
Professional Liability	3,976	5,794	-31%	21,194	22,332	-5%

	53,111	59,396	-11%	224,583	223,582	0%

Total	$141,809	$161,595	-12%	$653,938	$701,255	-7%

	Three Months			Twelve Months
Net Earned Premiums:	2010	2009	Change	2010	2009	Change
Insurance Companies:
Marine	$33,107	$43,075	-23%	$155,846	$157,534	-1%
Property Casualty	48,513	57,283	-15%	200,741	246,143	-18%
Professional Liability	23,397	19,446	20%	82,264	75,444	9%

	105,017	119,804	-12%	438,851	479,121	-8%
Lloyd’s Operations:
Marine	40,684	40,800	0%	149,225	142,958	4%
Property Casualty	14,972	11,080	35%	49,852	39,330	27%
Professional Liability	5,485	5,594	-2%	22,003	21,954	0%

	61,141	57,474	6%	221,080	204,242	8%

Total	$166,158	$177,278	-6%	$659,931	$683,363	-3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$153,683	$76,167	$—	$229,850
Net written premiums	88,698	53,111	—	141,809

Net earned premiums	105,017	61,141	—	166,158
Net losses and loss adjustment expenses	(74,549)	(35,473)	—	(110,022)
Commission expenses	(15,771)	(17,164)	—	(32,935)
Other operating expenses	(26,973)	(8,951)	—	(35,924)
Other income (expense)	1,409	801	—	2,210

Underwriting profit (loss)	(10,867)	354	—	(10,513)

Investment income	15,752	2,107	139	17,998
Net realized gains (losses)	15,917	2,945	628	19,490
Interest expense	—	—	(2,045)	(2,045)

Income (loss) before income tax expense (benefit)	20,802	5,406	(1,278)	24,930

Income tax expense (benefit)	6,053	1,986	(447)	7,592

Net income (loss)	$14,749	$3,420	$(831)	$17,338

Loss and loss expenses ratio	71.0%	58.0%		66.2%
Commission expense ratio	15.0%	28.1%		19.8%
Other operating expenses ratio (2)	24.3%	13.3%		20.3%

Combined ratio	110.3%	99.4%		106.3%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$169,408	$82,331	$—	$251,739
Net written premiums	102,199	59,396	—	161,595

Net earned premiums	119,804	57,474	—	177,278
Net losses and loss adjustment expenses	(89,838)	(37,594)	—	(127,432)
Commission expenses	(16,575)	(11,194)	439	(27,330)
Other operating expenses	(26,141)	(7,963)	—	(34,104)
Other income (expense)	341	82	(439)	(16)

Underwriting profit (loss)	(12,409)	805	—	(11,604)

Investment income	16,674	2,169	160	19,003
Net realized gains (losses)	1,520	(205)	—	1,315
Interest expense	—	—	(2,044)	(2,044)

Income (loss) before income tax expense (benefit)	5,785	2,769	(1,884)	6,670

Income tax expense (benefit)	142	1,112	(660)	594

Net income (loss)	$5,643	$1,657	$(1,224)	$6,076

Loss and loss expenses ratio	75.0%	65.4%		71.9%
Commission expense ratio	13.8%	19.5%		15.4%
Other operating expenses ratio (2)	21.6%	13.7%		19.2%

Combined ratio	110.4%	98.6%		106.5%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$665,505	$321,696	$—	$987,201
Net written premiums	429,355	224,583	—	653,938

Net earned premiums	438,851	221,080	—	659,931
Net losses and loss adjustment expenses	(280,120)	(141,035)	—	(421,155)
Commission expenses	(59,122)	(49,991)	—	(109,113)
Other operating expenses	(106,631)	(33,112)	—	(139,743)
Other income (expense)	1,698	3,488	—	5,186

Underwriting profit (loss)	(5,324)	430	—	(4,894)

Investment income	62,792	8,286	584	71,662
Net realized gains (losses)	36,057	3,323	859	40,239
Interest expense	—	—	(8,178)	(8,178)

Income (loss) before income tax expense (benefit)	93,525	12,039	(6,735)	98,829

Income tax expense (benefit)	27,219	4,389	(2,357)	29,251

Net income (loss)	$66,306	$7,650	$(4,378)	$69,578

Loss and loss expenses ratio	63.8%	63.8%		63.8%
Commission expense ratio	13.5%	22.6%		16.5%
Other operating expenses ratio (2)	23.9%	13.4%		20.4%

Combined ratio	101.2%	99.8%		100.7%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2009
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$730,776	$314,142	$—	$1,044,918
Net written premiums	477,673	223,582	—	701,255

Net earned premiums	479,121	204,242	—	683,363
Net losses and loss adjustment expenses	(304,672)	(131,326)	—	(435,998)
Commission expenses	(61,949)	(37,727)	768	(98,908)
Other operating expenses	(104,801)	(27,896)	—	(132,697)
Other income (expense)	3,498	961	(768)	3,691

Underwriting profit	11,197	8,254	—	19,451

Investment income	65,717	9,229	566	75,512
Net realized gains (losses)	533	(3,193)	—	(2,660)
Gain on debt repurchase	—	—	3,000	3,000
Interest expense	—	—	(8,455)	(8,455)

Income (loss) before income tax expense (benefit)	77,447	14,290	(4,889)	86,848

Income tax expense (benefit)	19,819	5,582	(1,711)	23,690

Net income (loss)	$57,628	$8,708	$(3,178)	$63,158

Loss and loss expenses ratio	63.6%	64.3%		63.8%
Commission expense ratio	12.9%	18.5%		14.5%
Other operating expenses ratio (2)	21.1%	13.2%		18.9%

Combined ratio	97.6%	96.0%		97.2%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended December 31, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Marine	$33,107	$22,668	$13,526	$(3,087)	68.5%	40.8%	109.3%
Property Casualty	48,513	21,265	19,182	8,066	43.8%	39.6%	83.4%
Professional Liability	23,397	30,616	8,627	(15,846)	130.9%	36.8%	167.7%

	105,017	74,549	41,335	(10,867)	71.0%	39.3%	110.3%
Lloyd’s Operations	61,141	35,473	25,314	354	58.0%	41.4%	99.4%

Total	$166,158	$110,022	$66,649	$(10,513)	66.2%	40.1%	106.3%

	Three Months Ended December 31, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Marine	$43,075	$26,677	$14,998	$1,400	61.9%	34.8%	96.7%
Property Casualty	57,283	43,444	20,474	(6,635)	75.8%	35.7%	111.5%
Professional Liability	19,446	19,717	6,903	(7,174)	101.4%	35.5%	136.9%

	119,804	89,838	42,375	(12,409)	75.0%	35.4%	110.4%
Lloyd’s Operations	57,474	37,594	19,075	805	65.4%	33.2%	98.6%

Total	$177,278	$127,432	$61,450	$(11,604)	71.9%	34.6%	106.5%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Three Months Ended:	2010	2009	2010	2009
Insurance Companies:
Loss and LAE payments	$70,855	$75,175	67.5%	62.8%
Change in reserves	3,694	14,663	3.5%	12.2%

Net incurred loss and LAE	74,549	89,838	71.0%	75.0%

Lloyd’s Operations:
Loss and LAE payments	33,147	24,130	54.2%	42.0%
Change in reserves	2,326	13,464	3.8%	23.4%

Net incurred loss and LAE	35,473	37,594	58.0%	65.4%

Total
Loss and LAE payments	104,002	99,305	62.6%	56.0%
Change in reserves	6,020	28,127	3.6%	15.9%

Net incurred loss and LAE	$110,022	$127,432	66.2%	71.9%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Three Months Ended:	2010	2009	2010	2009
Insurance Companies	$(199)	$(10,164)	-0.2%	-8.5%
Lloyd’s Operations	3,346	9	5.5%	0.0%

Total	$3,147	$(10,155)	1.9%	-5.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Twelve Months Ended December 31, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Marine	$155,846	$100,579	$56,092	$(825)	64.5%	36.0%	100.5%
Property Casualty	200,741	110,902	77,040	12,799	55.2%	38.4%	93.6%
Professional Liability	82,264	68,639	30,923	(17,298)	83.4%	37.6%	121.0%

	438,851	280,120	164,055	(5,324)	63.8%	37.4%	101.2%
Lloyd’s Operations	221,080	141,035	79,615	430	63.8%	36.0%	99.8%

Total	$659,931	$421,155	$243,670	$(4,894)	63.8%	36.9%	100.7%

	Twelve Months Ended December 31, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
Insurance Companies:	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Marine	$157,534	$109,916	$50,451	$(2,833)	69.8%	32.0%	101.8%
Property Casualty	246,143	123,775	86,116	36,252	50.3%	35.0%	85.3%
Professional Liability	75,444	70,981	26,685	(22,222)	94.1%	35.4%	129.5%

	479,121	304,672	163,252	11,197	63.6%	34.0%	97.6%
Lloyd’s Operations	204,242	131,326	64,662	8,254	64.3%	31.7%	96.0%

Total	$683,363	$435,998	$227,914	$19,451	63.8%	33.4%	97.2%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Twelve Months Ended:	2010	2009	2010	2009
Insurance Companies:
Loss and LAE payments	$278,969	$246,457	63.5%	51.4%
Change in reserves	1,151	58,215	0.3%	12.2%

Net incurred loss and LAE	280,120	304,672	63.8%	63.6%

Lloyd’s Operations:
Loss and LAE payments	112,578	76,478	50.9%	37.4%
Change in reserves	28,457	54,848	12.9%	26.9%

Net incurred loss and LAE	141,035	131,326	63.8%	64.3%

Total
Loss and LAE payments	391,547	322,935	59.3%	47.3%
Change in reserves	29,608	113,063	4.5%	16.5%

Net incurred loss and LAE	$421,155	$435,998	63.8%	63.8%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Twelve Months Ended:	2010	2009	2010	2009
Insurance Companies	$5,455	$3,079	1.2%	0.6%
Lloyd’s Operations	8,347	5,862	3.8%	2.9%

Total	$13,802	$8,941	2.1%	1.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, December 31, 2010:	Reserves	Reserves	Total
Insurance Companies:
Marine	$107,147	$109,361	$216,508
Property Casualty	158,740	308,613	467,353
Professional Liability	46,096	78,469	124,565

Total Insurance Companies	311,983	496,443	808,426

Lloyd’s Operations:
Marine	111,914	112,708	224,622
Property Casualty	30,327	29,792	60,119
Professional Liability	9,904	39,471	49,375

Total Lloyd’s Operations	152,145	181,971	334,116

Total Net Loss Reserves	$464,128	$678,414	$1,142,542

	Case	IBNR
Net Loss Reserves, December 31, 2009:	Reserves	Reserves	Total
Insurance Companies:
Marine	$113,604	$100,042	$213,646
Property Casualty	134,427	351,985	486,412
Professional Liability	38,410	68,807	107,217

Total Insurance Companies	286,441	520,834	807,275

Lloyd’s Operations:
Marine	107,800	101,851	209,651
Property Casualty	27,148	25,175	52,323
Professional Liability	7,442	36,243	43,685

Total Lloyd’s Operations	142,390	163,269	305,659

Total Net Loss Reserves	$428,831	$684,103	$1,112,934

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2010
($ in thousands)
At December 31, 2010, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.4 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
At December 31, 2010, the Company owned two asset-backed securities approximating $0.9 million with subprime mortgage exposures. The securities have an effective maturity of 5.4 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.5 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 6.0 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.
The following table sets forth our cash and investments at December 31, 2010:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
December 31, 2010	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$324,145	$5,229	$(4,499)	$323,415	$—
States, municipalities and political subdivisions	392,250	11,903	(3,805)	384,152	—
Mortgage- and asset-backed securities
Agency mortgage-backed securities	382,628	10,127	(2,434)	374,935	—
Residential mortgage obligations	20,463	24	(2,393)	22,832	(1,646)
Asset-backed securities	46,093	247	(292)	46,138	—
Commercial mortgage-backed securities	190,015	4,804	(1,794)	187,005	—

Subtotal	639,199	15,202	(6,913)	630,910	(1,646)

Corporate bonds	526,651	15,075	(5,545)	517,121	—

Total fixed maturities	1,882,245	47,409	(20,762)	1,855,598	(1,646)

Equity securities — common stocks	87,258	22,475	(10)	64,793	—

Cash	31,768	—	—	31,768	—

Short-term investments	153,057	—	—	153,057	—

Total	$2,154,328	$69,884	$(20,772)	$2,105,216	$(1,646)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2010
($ in thousands)
The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2010:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$142,677	$3,478	$(1,006)	$140,205
FNMA	191,682	5,386	(937)	187,233
FHLMC	48,269	1,263	(491)	47,497

Total	$382,628	$10,127	$(2,434)	$374,935

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$15,369	$24	$(1,999)	$17,344
Alt-A	2,453	—	(379)	2,832
Subprime	—	—	—	—
Non-US RMBS	2,641	—	(15)	2,656

Total	$20,463	$24	$(2,393)	$22,832